UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 22, 2005
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                                 SB Partners
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            (Exact name of registrant as specified in its charter)


  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)


   1251 Avenue of the Americas, New York, NY                     10020
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (212) 408-5000
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     (Former name or former address, if changed since last report.)


Item 2.  Disposition of Assets

              On December 22, 2005, Waterview Associates, L.P., a limited partnership of which the Registrant is a partner, sold Waterview Apartments, a commercial property in West Chester, Pennsylvania to Fairfield Waterview, LLC, an unrelated Delaware limited liability company, for $25,750,000 in an all cash transaction. The proceeds from the sale were used, in part, to retire the mortgage note of approximately $13,715,000 that had been secured by the property.


Item 7. Financial Statements

              The financial statements required to be presented in connection with the disposition of Waterview Apartments will be included in a separate filling on or before March 7, 2006, as an amendment to this Form 8-K.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SB Partners
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                                               (Registrant)

                             By: SB PARTNERS REAL ESTATE CORPORATION
                                 GENERAL PARTNERS


                                  Principal Financial & Accounting Officer

Date   January 6, 2006           /s/ George N. Tietjen III
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                             By: George N. Tietjen III
                                 Chief Financial Officer & Treasurer